                                                                     Exhibit 3.2


                              AMENDED AND RESTATED

                                     BYLAWS

                                       OF

                                  VOLCOM, INC.

                                TABLE OF CONTENTS

                                                                                          Page

ARTICLE I CORPORATE OFFICES..................................................................1

        1.1    Registered office.............................................................1
        1.2    Other offices.................................................................1

ARTICLE II MEETINGS OF STOCKHOLDERS..........................................................1

        2.1    Place of meetings.............................................................1
        2.2    Notice of Stockholders' Meetings..............................................1
        2.3    Annual Meetings of Stockholders...............................................1
        2.4    Special Meetings..............................................................3
        2.5    Compliance with Procedures....................................................4
        2.6    Compliance with Exchange Act..................................................4
        2.7    Quorum, Adjournment...........................................................4
        2.8    Vote Required.................................................................5
        2.9    Voting Procedures.............................................................5
        2.10   Stockholders Entitled to Vote.................................................5
        2.11   Stockholder Action by Written Consent Without a Meeting.......................5
        2.12   Conduct of business...........................................................6
        2.13   Record date for stockholder notice; voting....................................6

ARTICLE III DIRECTORS........................................................................6

        3.1    Powers........................................................................6
        3.2    Number of directors...........................................................7
        3.3    Election, qualification and term of office of directors.......................7
        3.4    Resignation and vacancies.....................................................7
        3.5    Meetings and meetings by electronic communications equipment..................7
        3.6    Regular meetings..............................................................8
        3.7    Special meetings and notice...................................................8
        3.8    Quorum........................................................................8
        3.9    Board action by written consent without a meeting.............................8
        3.10   Fees and compensation of directors............................................9
        3.11   Removal of directors..........................................................9

ARTICLE IV COMMITTEES.......................................................................10

        4.1    Committees of directors......................................................10
        4.2    Committee minutes............................................................10
        4.3    Meetings and action of committees............................................10


ARTICLE V Officers..........................................................................11

        5.1    OFFICERS.....................................................................11
        5.2    APPOINTMENT OF OFFICERS......................................................11
        5.3    SUBORDINATE OFFICERS.........................................................11
        5.4    REMOVAL AND RESIGNATION OF OFFICERS; FILLING VACANCIES.......................11
        5.5    CHAIRMAN OF THE BOARD........................................................12
        5.6    CHIEF EXECUTIVE OFFICER......................................................12
        5.7    PRESIDENT....................................................................12
        5.8    VICE PRESIDENTS..............................................................12
        5.9    SECRETARY....................................................................13
        5.10   CHIEF FINANCIAL OFFICER......................................................13
        5.11   ASSISTANT SECRETARY..........................................................13
        5.12   ASSISTANT TREASURER..........................................................14
        5.13   ASSISTANT CONTROLLER.........................................................14
        5.14   REPRESENTATION OF SHARES OF OTHER CORPORATIONS...............................14
        5.15   AUTHORITY AND DUTIES OF OFFICERS.............................................14

ARTICLE VI INDEMNITY........................................................................14

        6.1    INDEMNIFICATION..............................................................14
        6.2    ACTIONS BY OR IN THE RIGHT OF THE CORPORATION................................15
        6.3    SUCCESSFUL DEFENSE...........................................................16
        6.4    DETERMINATION OF CONDUCT.....................................................16
        6.5    PAYMENT OF EXPENSES IN ADVANCE...............................................16
        6.6    INDEMNITY NOT EXCLUSIVE......................................................16
        6.7    INSURANCE INDEMNIFICATION....................................................16
        6.8    THE CORPORATION..............................................................17
        6.9    EMPLOYEE BENEFIT PLANS.......................................................17
        6.10   CONTINUATION OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES..................17
        6.11   NON-EXCLUSIVITY OF RIGHTS....................................................17
        6.12   AMENDMENTS...................................................................18

ARTICLE VII RECORDS AND REPORTS.............................................................18

        7.1    MAINTENANCE AND INSPECTION OF RECORDS........................................18
        7.2    INSPECTION BY DIRECTORS......................................................18

ARTICLE VIII GENERAL MATTERS................................................................19

        8.1    CHECKS.......................................................................19
        8.2    EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS.............................19
        8.3    STOCK CERTIFICATES, PARTLY PAID SHARES.......................................19
        8.4    SPECIAL DESIGNATION ON CERTIFICATES..........................................20
        8.5    LOST CERTIFICATES............................................................20


        8.6    CONSTRUCTION, DEFINITIONS....................................................20
        8.7    DIVIDENDS....................................................................20
        8.8    FISCAL YEAR..................................................................21
        8.9    SEAL.........................................................................21
        8.10   TRANSFER OF STOCK............................................................21
        8.11   STOCK TRANSFER AGREEMENTS....................................................21
        8.12   REGISTERED STOCKHOLDERS......................................................21
        8.13   WAIVER OF NOTICE.............................................................21

ARTICLE IX AMENDMENTS.......................................................................22

                              AMENDED AND RESTATED
                                     BYLAWS
                                       OF
                                  VOLCOM, INC.
                             A DELAWARE CORPORATION


                                    ARTICLE I
                                CORPORATE OFFICES

      1.1 REGISTERED OFFICE

      The registered office of Volcom, Inc., a Delaware corporation (the "Corporation") shall be in the City of Dover, County of Kent, State of Delaware. The name of the registered agent of the Corporation at such location is National Registered Agents, Inc.

      1.2 OTHER OFFICES

      The Board of Directors of the Corporation ("Board of Directors") may at any time establish other offices at any place or places where the Corporation is qualified to do business.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

      2.1 PLACE OF MEETINGS

      Meetings of stockholders shall be held at any place within or outside the State of Delaware designated by the Board of Directors. In the absence of any such designation, stockholders' meetings shall be held at the principal executive office of the Corporation.

      2.2 NOTICE OF STOCKHOLDERS' MEETINGS.

      Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given, which notice shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. The written notice of any meeting shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

      2.3 ANNUAL MEETINGS OF STOCKHOLDERS.

      (a) The annual meeting of stockholders shall be held each year on a date and a time designated by the Board of Directors. At each annual meeting directors shall be elected and only such other business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business (including the nominations of persons for election to the Board of Directors of the Corporation and any other business to be considered by the stockholders) must be
(i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise brought before the meeting by or at the direction of the Board of Directors or (iii) otherwise properly brought before the meeting by any stockholder of the Corporation.

      (b) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a) of this Section 2.3, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice (a "Stockholder Notice") shall be delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of business on the ninetieth day nor earlier than the close of business on the one hundred twentieth day prior to the first anniversary of the preceding year's annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than seventy days after such anniversary date, the Stockholder Notice must be so delivered not earlier than the close of business on the one hundred twentieth day prior to such annual meeting and not later than the close of business on the later of the ninetieth day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made by the Corporation). In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period (or extend any time period) for the giving of a Stockholder Notice as described above. Such Stockholder Notice shall set forth: (i) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (and such person's written consent to being named in a proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the bylaws of the Corporation (the "Bylaws"), the language of the proposed amendment) and the reasons for conducting such business at the meeting; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (A) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner, (B) the class and number of shares of capital stock of the Corporation that are owned beneficially and of record by such stockholder and such beneficial owner, (C) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, (D) any material interest of the stockholder or such beneficial owner in such business and (E) a representation whether the stockholder or the beneficial owner, if any, intends, or is part of a group which intends to: (1) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation's outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (2) otherwise solicit proxies from stockholders in support of such proposal or nomination. The

Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.

      (c) Notwithstanding anything in the second sentence of paragraph (b) of this Section 2.3 to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this Section
2.3 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth day following the day on which such public announcement is first made by the Corporation.

      (d) For purposes of this Section 2.3 and Section 2.4, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

      2.4 SPECIAL MEETINGS.

      (a) Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute, may only be called in accordance with the provisions of the restated certificate of incorporation of the Corporation (the "Certificate of Incorporation"). Business transacted at any special meeting of stockholders shall be limited to only such business brought before the meeting pursuant to the Corporation's notice of meeting.

      (b) Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected
(1) by or at the direction of the Board of Directors in accordance with the Certificate of Incorporation or (2) provided that the Board of Directors has specified in its notice of meeting that directors shall be elected at such meeting, by any stockholder of the Corporation who provides a timely Stockholder Notice to the Secretary of the Corporation that complies with the notice procedures set forth in paragraph (b) of Section 2.3. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder of the Corporation entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation's notice of meeting, if the Stockholder Notice required by this paragraph (b) of this Section 2.4 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth day prior to such special meeting and not later than the close of business on the later of the ninetieth day prior to such special meeting, or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a Stockholder Notice as described above.

      2.5 COMPLIANCE WITH PROCEDURES.

      Only such persons who are nominated in accordance with the procedures set forth in Section 2.3 or Section 2.4, as applicable, shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in Section 2.3 or Section 2.4, as applicable. Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, the chairman of the meeting shall have the power and duty to (i) determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in
Section 2.3 or Section 2.4, as applicable and (ii) if any proposed nomination or business is not in compliance with Section 2.3 or Section 2.4, as applicable (including whether the stockholder or beneficial owner, if any, on whose behalf the nomination or proposal is made solicits (or is part of a group which solicits), or fails to so solicit (as the case may be), proxies in support of such stockholder's proposal in compliance with such stockholder's representation as required by clause (iii)(E) of paragraph (b) of Section 2.3), to declare that such defective nomination shall be disregarded or that such proposed business shall not be transacted.

      2.6 COMPLIANCE WITH EXCHANGE ACT.

      Notwithstanding the provisions of Section 2.3 and Section 2.4, a stockholder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder, with respect to the matters set forth in Section 2.3 and Section 2.4. Nothing in either Section 2.3 or Section
2.4 shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act.

      2.7 QUORUM, ADJOURNMENT.

      A majority of the stock issued and outstanding and entitled to vote at any meeting of stockholders, the holders of which are present in person or represented by proxy, shall constitute a quorum for the transaction of business except as otherwise provided by law, by the Certificate of Incorporation, or by these Bylaws. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum and the votes present may continue to transact business until adjournment. If, however, such quorum shall not be present or represented at any meeting of the stockholders, then either (i) the Chairman of the meeting or (ii) a majority of the voting stock represented in person or by proxy may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted that might have been transacted at the meeting as originally notified. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat.

      2.8 VOTE REQUIRED.

      When a quorum is present at any meeting, the vote of the holders of a majority of voting power held by the stockholders present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which by express provision of the statutes, the Certificate of Incorporation, these Bylaws, or a contractual right, a different vote is required, in which case such express provision shall govern and control the decision of such question. At all meetings of stockholders for the election of directors, directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

      2.9 VOTING PROCEDURES.

      At each meeting of the stockholders, each stockholder having the right to vote may vote in person or may authorize another person or persons to act for him by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than three years prior to said meeting, unless said instrument provides for a longer period. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 2121(c) of the Delaware General Corporation Law ("DGCL")All proxies must be filed with the Secretary of the Corporation at the beginning of each meeting in order to be counted in any vote at the meeting. Each stockholder shall have one vote for each share of stock having voting power, registered in his name on the books of the Corporation on the record date set by the Board of Directors as provided in Section 2.13 hereof.

      2.10 STOCKHOLDERS ENTITLED TO VOTE.

      The officer who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

      2.11 STOCKHOLDER ACTION BY WRITTEN CONSENT WITHOUT A MEETING.

      Unless otherwise provided in the Certificate of Incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, or by electronic transmission, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

      2.12 CONDUCT OF BUSINESS

      The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including such regulation of the manner of voting and the conduct of business.

      2.13 RECORD DATE FOR STOCKHOLDER NOTICE; VOTING

      In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action.

      If the board of directors does not so fix a record date:

      (i) The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

      (ii) The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

      A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                                  ARTICLE III
                                    DIRECTORS

      3.1 POWERS

      Subject to the provisions of the DGCL and any limitations in the Certificate of Incorporation or these Bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors of the Corporation.

      3.2 NUMBER OF DIRECTORS

      The number of directors which shall constitute the whole board shall be not less than two (2) and not more than nine (9). The exact number of directors shall be determined from time to time by resolution adopted by affirmative vote of a majority of the entire Board of Directors.

      No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

      3.3 ELECTION, QUALIFICATION AND TERM OF OFFICE OF DIRECTORS

      Except as provided in section 3.4 of these Bylaws, each director shall be elected in the manner specified in the Certificate of Incorporation and shall hold office until such time as is set forth therein.

      3.4 RESIGNATION AND VACANCIES

      Any director may resign at any time upon written notice or by electronic transmission to the attention of the Secretary of the Corporation. Any vacancies on the Board of Directors shall be filled only in the manner specified in the Certificate of Incorporation. A vacancy in the Board of Directors shall be deemed to exist under this Bylaw in the case of the death, disability, disqualification, removal or resignation of any director.

      3.5 MEETINGS AND MEETINGS BY ELECTRONIC COMMUNICATIONS EQUIPMENT

      The Board of Directors of the Corporation may hold meetings, both regular and special, either within or outside the State of Delaware. The chairman of the board shall, if present, preside at meetings of the Board of Directors and exercise and perform such other powers and duties as may from time to time be assigned to him by the Board of Directors or as may be prescribed by these Bylaws.

      Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

      3.6 REGULAR MEETINGS

      Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the board.

      3.7 SPECIAL MEETINGS AND NOTICE

      Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairman of the board, the president or a majority of the members of the Board of Directors.

      Notice of the time and place of special meetings shall be delivered orally or in writing, by telephone, facsimile, telegraph or telex, or by electronic mail or other electronic means, during normal business hours, at least twenty-four (24) hours before the date and time of the meeting, to each director or sent by first-class mail or telegram, charges prepaid, addressed to each director at that director's address as it is shown on the records of the Corporation. If the notice is mailed, it shall be deposited in the United States mail at least three (3) days before the time of the holding of the meeting. Notice of any meeting may be waived in writing or by electronic transmission at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

      3.8 QUORUM

      At all meetings of the Board of Directors, a majority of the authorized number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the Certificate of Incorporation. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.

      A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

      3.9 BOARD ACTION BY WRITTEN CONSENT WITHOUT A MEETING

      Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the board or committee, as the case may be, consent thereto in writing or by electronic transmission, and such writing or writings or transmission or transmissions are filed with the minutes of proceedings of the board or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

      3.10 FEES AND COMPENSATION OF DIRECTORS

      Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, the Board of Directors shall be entitled to such compensation for their services as may be approved by the Board of Directors, including, if so approved, by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, for attendance at each regular or special meeting of the Board of Directors and at any meeting of a committee of the Board of Directors. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee, or otherwise and receiving compensation therefor.

      3.11 REMOVAL OF DIRECTORS

      Neither the Board of Directors nor any individual director may be removed without cause. Subject to any limitation imposed by law, any director may be re moved with cause by the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of the Corporation entitled to vote at an election of directors.

                                   ARTICLE IV
                                   COMMITTEES

      4.1 COMMITTEES OF DIRECTORS

      The Board of Directors may, by resolution passed by a majority of the whole board, designate one or more committees, each such committee to consist of one or more of the directors of the Corporation. The board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to (i) amending the Certificate of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors as provided in Section 151(a) of the General Corporation Law of Delaware, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series),
(ii) adopting an agreement of merger or consolidation, (iii) recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, (iv) recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or (v) amending the Bylaws of the Corporation; and, unless the board resolution establishing the committee or the Certificate of Incorporation expressly so provide, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

      4.2 COMMITTEE MINUTES

      Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

      4.3 MEETINGS AND ACTION OF COMMITTEES

      Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Article III of these Bylaws, Section
3.5 (place of meetings and meetings by electronic communications equipment),
Section 3.6 (regular meetings), Section 3.7 (special meetings and notice),
Section 3.8 (quorum), Section 3.9 (action without a meeting), and Section 8.13 (waiver of notice), with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

                                   ARTICLE V
                                    OFFICERS

      5.1 OFFICERS

      The officers of the Corporation shall include, if and when designated by the Board of Directors, a president, a secretary, and a treasurer, all of whom shall be elected at the annual organizational meeting of the Board of Directors. The Board of Directors may also appoint other officers as are desired, including a chairman of the Board of Directors, a chief executive officer, a chief financial officer, a controller, one or more vice presidents, assistant secretaries, assistant treasurers, assistant controllers and such other officers and agents as may be appointed in accordance with the provisions of Section 5.2 of this Article V. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. In the event there are two or more vice presidents, then the directors may, at the time of the election of the officers, by resolution determine the order of their rank. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law.

      5.2 APPOINTMENT OF OFFICERS

      The officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.4 of these Bylaws, shall be appointed by the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

      5.3 SUBORDINATE OFFICERS

      The Board of Directors may appoint, or empower the president to appoint, such other officers and agents as the business of the Corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors may from time to time determine.

      5.4 REMOVAL AND RESIGNATION OF OFFICERS; FILLING VACANCIES

      Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.

      Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

      Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors.

      5.5 CHAIRMAN OF THE BOARD

      The Board of Directors shall select a chairman of the board of the Corporation who shall be subject to the control of the Board of Directors and shall preside at all meetings of the Board of Directors and stockholders. The chairman of the board shall have and perform such other duties as from time to time may be assigned to him by the Board of Directors.

      5.6 CHIEF EXECUTIVE OFFICER

      The Board of Directors shall select a chief executive officer of the Corporation who shall be subject to the control of the Board of Directors and have general supervision, direction and control of the business and the officers of the Corporation. He shall preside at all meetings of the stockholders, in the absence or nonexistence of a chairman of the board, at all meetings of the Board of Directors.

      5.7 PRESIDENT

      The president shall have the general powers and duties of management usually vested in the office of president of a Corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these Bylaws. In addition and subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the board, if no one has been appointed chief executive officer, the president shall be the chief executive officer of the Corporation and shall, subject to the control of the Board of Directors, have the powers and duties described in Section 5.6.

      5.8 VICE PRESIDENTS

      In the absence or disability of the president, the vice presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a vice president designated by the Board of Directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these Bylaws, the president or the chairman of the board.

      5.9 SECRETARY

      The secretary shall keep or cause to be kept, at the principal executive office of the Corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, whether regular or special (and, if special, how authorized and the notice given), the names of those present at directors' meetings or committee meetings, the number of shares present or represented at stockholders' meetings, and the proceedings thereof.

      The secretary shall keep, or cause to be kept, at the principal executive office of the Corporation or at the office of the Corporation's transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

      The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required to be given by law or by these Bylaws. He shall keep the seal of the Corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these Bylaws.

      5.10 CHIEF FINANCIAL OFFICER

      The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the Corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

      The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, shall render to the president and directors, whenever they request it, an account of all his transactions as chief financial officer and of the financial condition of the Corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or these Bylaws.

      The chief financial officer shall be the treasurer of the Corporation.

      5.11 ASSISTANT SECRETARY

      The assistant secretary, or, if there is more than one, the assistant secretaries in the order determined by the stockholders or Board of Directors (or if there be no such determination, then in the order of their election) shall, in the absence of the secretary or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the secretary and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these Bylaws.

      5.12 ASSISTANT TREASURER

      The assistant treasurer, or, if there is more than one, the assistant treasurers, in the order determined by the stockholders or Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the chief financial officer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the chief financial officer and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these Bylaws.

      5.13 ASSISTANT CONTROLLER

      The assistant controller, or, if there is more than one, the assistant controllers, in the order determined by the stockholders or Board of Directors (or if there be no such determination, then in the order of their election), shall, in the absence of the controller or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the controller and shall perform such other duties and have such other powers as may be prescribed by the Board of Directors or these Bylaws.

      5.14 REPRESENTATION OF SHARES OF OTHER CORPORATIONS

      The chairman of the board, the president, any vice president, the chief financial officer, the secretary or assistant secretary of this Corporation, or any other person authorized by the Board of Directors or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this Corporation all rights incident to any and all shares of any other Corporation or Corporations standing in the name of this Corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

      5.15 AUTHORITY AND DUTIES OF OFFICERS

      In addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors or the stockholders.

                                   ARTICLE VI
                                    INDEMNITY

      6.1 INDEMNIFICATION

      (a) The Corporation shall, to the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended (but in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), indemnify any and all persons whom it shall have power to indemnify under the DGCL from and against any and all of the expenses, liabilities or other matters referred to in or covered by the DGCL, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

      (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful.

      6.2 ACTIONS BY OR IN THE RIGHT OF THE CORPORATION

      The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper. Notwithstanding any other provision of this Article VI, no person shall be indemnified hereunder for any expenses or amounts paid in settlement with respect to any action to recover short-swing profits under Section 16(b) of the Securities Exchange Act of 1934, as amended.

      6.3 SUCCESSFUL DEFENSE

      To the extent that a director, officer, employee or agent of the Corporation shall be successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 6.1 and 6.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

      6.4 DETERMINATION OF CONDUCT

      Any indemnification under Section 6.1 and 6.2 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in Sections 6.1 and 6.2. Such determination shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum or (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (4) by the stockholders.

      6.5 PAYMENT OF EXPENSES IN ADVANCE

      Expenses (including attorneys' fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VI. Such expenses (including attorneys' fees) incurred by other employees and agents may also be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.

      6.6 INDEMNITY NOT EXCLUSIVE

      The indemnification and advancement of expenses provided by, or granted pursuant to other sections of this Article VI shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

      6.7 INSURANCE INDEMNIFICATION

      The Board of Directors may authorize the Corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under this Article VI.

      6.8 THE CORPORATION

      For purposes of this Article VI, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VI (including without limitation the provisions of Section 6.4) with respect to the resulting or surviving corporation as the person would have with respect to such constituent corporation if its separate existence had continued.

      6.9 EMPLOYEE BENEFIT PLANS

      For purposes of this Article VI, references to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation that imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner the person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VI.

      6.10 CONTINUATION OF INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

      (a) The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VI shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

      (b) The Delaware Court of Chancery is hereby vested with exclusive jurisdiction to hear and determine all actions for advancement of expenses or indemnification brought under this Section 6.1 or under any Bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. The Delaware Court of Chancery may summarily determine the Corporation's obligation to advance expenses (including attorneys' fees).

      6.11 NON-EXCLUSIVITY OF RIGHTS

      The rights conferred on any person by this Bylaw shall not be exclusive of any other right which such person may have or hereafter acquire under any applicable statute, provision of the Certificate of Incorporation, Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in the person's official capacity and as to action in another capacity while holding office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advances, to the fullest extent not prohibited by the DGCL or any other applicable law.

      6.12 AMENDMENTS

      Any repeal or modification of this Bylaw shall only be prospective and shall not affect the rights under this Bylaw in effect at the time of the alleged occurrence of any action or omission to act that is the cause of any proceeding against any agent of the Corporation.

                                  ARTICLE VII
                              RECORDS AND REPORTS

      7.1 MAINTENANCE AND INSPECTION OF RECORDS

      The Corporation shall, either at its principal executive officer or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these Bylaws as amended to date, accounting books, and other records.

      Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the Corporation's stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person's interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the night to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent so to act on behalf of the stockholder. The demand under oath shall be directed to the Corporation at its registered office in Delaware or at its principal place of business. The Delaware Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a stockholder is entitled to the inspection sought.

      7.2 INSPECTION BY DIRECTORS

      Any director shall have the right to examine the Corporation's stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his position as a director. The Delaware Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the Corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

                                  ARTICLE VIII
                                 GENERAL MATTERS

      8.1 CHECKS

      From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the Corporation and only the persons so authorized shall sign or endorse those instruments.

      8.2 EXECUTION OF CORPORATE CONTRACTS AND INSTRUMENTS

      The Board of Directors, except as otherwise provided in these Bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

      8.3 STOCK CERTIFICATES, PARTLY PAID SHARES

      The shares of the Corporation shall be represented by certificates, provided that the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the Corporation by the chairman or vice-chairman of the Board of Directors, or the president or vice-president, and by the chief financial officer or an assistant treasurer, or the secretary or an assistant secretary of such Corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

      The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

      8.4 SPECIAL DESIGNATION ON CERTIFICATES

      If the Corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the DGCL, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the Corporation shall issue to represent such class or series of stock a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

      8.5 LOST CERTIFICATES

      Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation and canceled at the same time. The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

      8.6 CONSTRUCTION, DEFINITIONS

      Unless the context requires otherwise, the general provisions, rules of construction, and definitions in the DGCL shall govern the construction of these Bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term 'person' includes both a Corporation and a natural person.

      8.7 DIVIDENDS

      The directors of the Corporation, subject to any restrictions contained in
(i) the DGCL or (ii) the Certificate of Incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation's capital stock.

      The directors of the Corporation may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

      8.8 FISCAL YEAR

      The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

      8.9 SEAL

      The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board of Directors, and may use the same by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

      8.10 TRANSFER OF STOCK

      Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

      8.11 STOCK TRANSFER AGREEMENTS

      The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the DGCL.

      8.12 REGISTERED STOCKHOLDERS

      The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the DGCL.

      8.13 WAIVER OF NOTICE

      Whenever any notice is required to be given to any stockholder or director of the Corporation under the provisions of the DGCL, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders of the Board of Directors need be specified in any waiver of notice of such meeting.


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

                                   ARTICLE IX
                                   AMENDMENTS

      The Bylaws of the Corporation may be adopted, amended or repealed only by the affirmative vote of sixty-six and two-thirds percent (66-2/3%) of the stockholders entitled to vote, voting together as a single class; provided, however, that the Corporation may, in its Certificate of Incorporation, confer the power to adopt, amend or repeal Bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal Bylaws.


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